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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 8, 1998



                        PIONEER NATURAL RESOURCES COMPANY
                       PIONEER NATURAL RESOURCES USA, INC.
           (Exact name of registrants as specified in their charters)


        DELAWARE                       001-13245               75-2702753
        DELAWARE                        1-10193                75-2516853
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
       incorporation)                                       Identification No.)

1400 WILLIAMS SQUARE WEST
5205 NORTH O'CONNOR BLVD.
       IRVING, TEXAS                                           75039
(Address of principal executive                              (Zip code)
         offices)


       Registrant's telephone number, including area code: (972) 444-9001

                                 NOT APPLICABLE
         (former name and former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A) None

         (B) None

(C)      EXHIBITS
         99.1     Underwriting Agreement, dated January 8, 1998, among Pioneer
                  Natural Resources Company, Pioneer Natural Resources USA,
                  Inc., Salomon Brothers Inc, Chase Securities Inc., J.P.Morgan
                  Securities Inc., Morgan Stanley & Co. Incorporated and
                  NationsBanc Montgomery Securities LLC (for themselves and the other several Underwriters, if any, named in Schedule II thereto)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                         PIONEER NATURAL RESOURCES COMPANY
                         (Registrant)



                         By:   /s/ MARK L. WITHROW
                               ----------------------------------------------
                         Name:    Mark L. Withrow
                         Title:   Executive Vice President and General Counsel





                         PIONEER NATURAL RESOURCES USA, INC.
                         (Registrant)



                         By:   /s/ MARK L. WITHROW
                               ----------------------------------------------
                         Name:    Mark L. Withrow
                         Title:   Executive Vice President and General Counsel


Date:    January 12, 1998



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                                                   PAGE
99.1            Underwriting Agreement, dated January 8, 1998, among
                Pioneer Natural Resources Company, Pioneer Natural
                Resources USA, Inc., Salomon Brothers Inc, Chase
                Securities Inc., J.P.Morgan Securities Inc., Morgan
                Stanley & Co. Incorporated and NationsBanc Montgomery
                Securities LLC (for themselves and the other several
                Underwriters, if any, named in Schedule II thereto)